Exhibit 99.1

Enstar Shareholders Overwhelmingly Approve Sixth Street Acquisition

November 6, 2024

HAMILTON, Bermuda, Nov. 06, 2024 (GLOBE NEWSWIRE) -- Enstar Group Limited (“Enstar”) (Nasdaq: ESGR) today announced that it received the necessary shareholder approval for its proposed acquisition by Sixth Street, with Liberty Strategic Capital, J.C. Flowers & Co. LLC, and other institutional investors participating in the transaction. The transaction is expected to close in mid-2025, subject to regulatory approvals, and other customary closing conditions.

Enstar will report the final, certified voting results of the Special Meeting in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Upon completion of the transaction, Enstar's common stock will no longer be publicly listed, and Enstar will become a privately-held company. The Company will continue to operate under the Enstar name.

Advisors

Goldman Sachs & Co. LLC is acting as financial advisor to Enstar and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Hogan Lovells US LLP are acting as legal advisors. Ardea Partners LP, Barclays PLC and J.P. Morgan Securities LLC are acting as financial advisors to Sixth Street and Simpson Thacher & Bartlett LLP, Debevoise & Plimpton LLP and Cleary Gottlieb Steen & Hamilton LLP are acting as legal advisors.

Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “wou “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-lookin statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.

Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required regulatory approvals; (iii) the risk that Enstar’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against Enstar or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm Enstar’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of Enstar to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Enstar’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact Enstar’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Enstar to pay a termination fee; (xvii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in Enstar’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Enstar with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks described in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the SEC on October 11, 2024 and available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the SEC on October 11, 2024 in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialise, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Enstar.

About Enstar

Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired more than 120 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com.

About Sixth Street

Sixth Street is a global investment firm with over $80 billion in assets under management and committed capital. Sixth Street uses its long-term flexible capital, data-enabled capabilities, and One Team culture to develop themes and offer solutions to companies across all stages of growth. Founded in 2009, Sixth Street has more than 650 team members including over 200 investment professionals operating around the world. For more information, follow Sixth Street on social media and visit www.sixthstreet.com.

Contact:

For Enstar:

For Investors: Matthew Kirk (investor.relations@enstargroup.com)

For Media: Jenna Kerr (communications@enstargroup.com)

For Sixth Street:

Patrick Clifford

Pclifford@sixthstreet.com

+1 (646) 906-4339

Source: Enstar Group Limited